Exhibit 13.1

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the transition report of CIBT Education Group Inc. (the “Company”) on Form 20-F for the two months ended August 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Toby Chu, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Toby Chu
      Toby Chu
      Chief Executive Officer
      September 26, 2008